UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 19, 2021

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-3083		62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1415 Murfreesboro Pike	Nashville	Tennessee	37217-2895
(Address of Principal Executive Offices)			(Zip Code)

(615) 367-7000

Registrant's telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01	Other Items.

Genesco Inc. (“Genesco”) believes it is important for all Genesco shareholders to have sufficient time to make informed voting decisions with respect to proposed director candidates and believes it is important for the Board of Directors (the “Board”) to have adequate time to consider and decide on recommendations for such matters.  In light of the time necessary for the Board to conduct a thorough review of the controlling slate of candidates announced and submitted just last week by Legion Partners Asset Management, LLC, with no advance notice of such nominees being given to Genesco, Genesco currently plans to schedule its 2021 Annual Meeting of Shareholders for mid-July. The exact date of the 2021 Annual Meeting and the record date for the 2021 Annual Meeting will be announced at a later date.

Important Additional Information and Where to Find It

Genesco intends to file a preliminary and definitive proxy statement (the “Proxy Statement”) and accompanying proxy card in connection with the solicitation of proxies for the 2021 annual meeting of Genesco shareholders (the “Annual Meeting”).  INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.  Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Genesco with the SEC for no charge at the SEC’s website at www.sec.gov.  Copies will also be available at no charge in the Investors section of Genesco’s corporate website at www.genesco.com.

Participants in the Solicitation

Genesco, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Genesco shareholders in connection with the matters to be considered at the Annual Meeting.  Information regarding the names of Genesco’s directors and executive officers and certain other individuals and their respective interests in Genesco by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Genesco for the fiscal year ended January 30, 2021, and Genesco’s definitive proxy statement for the 2020 annual meeting of Genesco shareholders, filed with the SEC on May 15, 2020.  To the extent holdings of such participants in Genesco’s securities have changed since the amounts described in the proxy statement for the 2020 annual meeting of Genesco shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Details regarding the nominees of Genesco’s Board of Directors for election at the Annual Meeting will be included in the definitive proxy statement, when available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC. (Registrant)

Date: April 19, 2021	By:	/s/ Scott E. Becker
	Name:	Scott E. Becker
	Title:	Senior Vice President, Secretary and General Counsel